Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

|X|  Preliminary proxy statement
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           GreenMan Technologies, Inc.
                (Name of Registrant as Specified in its Charter)

                           GreenMan Technologies, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11:



(4)  Proposed maximum aggregate value of transaction:




|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                           GREENMAN TECHNOLOGIES, INC.
                           7 Kimball Lane, Building A
                         Lynnfield, Massachusetts 01940
                                 (781) 224-2411
                           --------------------------

                   NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL
                             MEETING OF STOCKHOLDERS

                                 March 12, 1998
                             ----------------------

TO THE STOCKHOLDERS:

         A Special Meeting in Lieu of Annual Meeting of Stockholders of GreenMan Technologies, Inc., a Delaware corporation, will be held on Thursday, March 12, 1998, at 9:00 a.m., at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York 10166, for the following purposes:

         1.       To elect six (6) members of the Board of Directors.

         2. To approve an amendment to the Company's Certificate of Incorporation to create three classes of directors to serve for staggered terms.

         3. To approve an amendment to the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.01 par value per share (the "Common Stock"), pursuant to which each five shares of Common Stock then outstanding will be converted into one share.

         4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000.

         5. To consider and act upon a proposal to ratify the selection of the firm of Wolf & Company, P.C. as independent auditors for the fiscal year ending May 31, 1998.

         6. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on January 15, 1998 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,


                                          ROBERT H. DAVIS
                                          Chief Executive Officer
February __, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHEROR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                           GREENMAN TECHNOLOGIES, INC.
                           7 Kimball Lane, Building A
                         Lynnfield, Massachusetts 01940
                                 (781) 224-2411

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                                 February __, 1998

         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of GreenMan Technologies, Inc. (the "Company") for use at the Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, March 12, 1998, at 9:00 a.m., at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York 10166.

         Only stockholders of record as of January 15, 1998 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 10,846,281 shares of Common Stock, $.01 par value, of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy.

         Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by notice to the Secretary of the Company at any time before it is exercised.

         The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon proposals: (i) to approve an amendment to the Company's Certificate of Incorporation to create three classes of directors to serve for staggered terms; (ii) to approve an amendment to the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.01 par value per share (the "Common Stock"), pursuant to which each five shares of Common Stock then outstanding will be converted into one share; (iii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000; and (iii) to ratify the selection of Wolf & Company, P.C. as auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is made.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. The affirmative vote of the holders of a majority of the Common Stock issued and outstanding is required for approval of the proposed amendments to the Company's Certificate of Incorporation. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the

Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         The Company's Annual Report, containing financial statements for the fiscal year ended May 31, 1997, is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about the date above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 31, 1997: (i) by each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock; (ii) by each director and officer of the Company (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934); and (iii) by all directors and officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of May 31, 1997, there were issued and outstanding 6,873,296 shares of Common Stock.

                                                   Number of Shares         Percentage of
Name (1)                                         Beneficially Owned(2)         Class
--------                                         ---------------------         -----
Palomar Medical Technologies, Inc. (3)               1,690,000                17.23%
  66 Cherry Hill Road, Beverly, MA 01915
Maurice E. Needham (4)                                 484,000                 5.85%
James F. Barker (5)                                    390,300                 4.78%
Joseph E. Levangie (6)                                 307,500                 3.78%
Dhananjay G. Wadekar                                   539,083                 6.64%
Lew F. Boyd (7)                                         25,000                  --
Robert D. Maust                                           --                    --
Robert H. Davis                                           --                    --
All officers and directors as a group
      (6 persons)(4,5,6,7)                           1,206,800                14.40%

----------

*    Less than 1% of the outstanding Common Stock.
(1)  Each  person's  address is care of GreenMan  Technologies,  Inc.,7  Kimball  Lane,  Building A,
     Lynnfield, MA 01940 with the exception of Dhananjay Wadekar, whose address is c/o DynaGen Inc.,
     99 Erie Street, Cambridge, MA 02139.
(2)  Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual  or group has a right to acquire  within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage  ownership of such individual or group,  but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3)  Consists of shares issuable upon conversion of the outstanding  principal and accrued  interest on a 10% secured  convertible  promissory note and upon exercise of warrants to purchase Common
     Stock.
(4)  Includes  159,000 shares of Common Stock issuable  pursuant to  immediately  exercisable  stock options and warrants.  Also includes 20,000 shares of Common Stock owned by Mr. Needham's wife.
     Does not include 399,500 shares of Common Stock issuable  pursuant to outstanding stock options and warrants that are not currently  exercisable and 60,000 shares owned by Mr. Needham's adult children, as to which he disclaims beneficial ownership.
(5)  Includes  48,000 shares of Common Stock  issuable  pursuant to  immediately  exercisable  stock options and 4,000 shares of Common Stock  issuable  pursuant to immediately  exercisable  stock options owned by Mr.  Barker's  wife.  Does not include  1,000 shares of Common Stock  issuable pursuant to stock options owned by Mr. Barker's wife that are not immediately exercisable,  and
     137,700  shares  owned by  Cynthia M.  Barker,  Mr.  Barker's  adult  daughter,  as to which he disclaims beneficial  ownership.  Also does not include 188,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.
(6)  Includes  27,500 shares of Common Stock  issuable  pursuant to  immediately  exercisable  stock options and warrants.  Does not include  352,000  shares of Common Stock  issuable  pursuant to outstanding  stock options and warrants that are not  currently  exercisable.  Does not include
     40,000  shares owned by Mr.  Levangie's  adult  children,  as to which he disclaims  beneficial ownership.
(7)  Includes 25,000 shares of Common Stock issuable  pursuant to immediately  exercisable  options.
     Does not include 85,000 shares of Common Stock issuable  pursuant to outstanding  stock options that are not currently
     exercisable.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     In the event that Proposal No. 2 is adopted and implemented, the Company's Certificate of Incorporation and Bylaws will provide that the members of the Board of Directors (the "Board") shall be classified as nearly as possible into three classes, each with, as near as possible, one-third of the members of the Board. A classified board is designed to assure continuity and stability in the Board's leadership and policies. The Board also believes that a classified board will assist the Board in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. In the event Proposal No. 2 is adopted and implemented, Robert D. Maust and Jagruti Oza shall be classified as Class I directors and shall serve until the 1999 Annual Meeting; Maurice E. Needham and Robert H. Davis shall be classified as Class II directors and serve until the 2000 Annual Meeting; and Joseph E. Levangie and Lew F. Boyd shall be classified as Class III directors and serve until the 2001 Annual Meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the stockholders. Directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which directors shall have been chosen, and until their successors are duly elected by the stockholders. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

     If Proposal No. 2 is not adopted, the six (6) nominees will be nominated to serve until the next Annual Meeting of Stockholders and until their successors are elected.

     The Company has established an Audit Committee consisting of Messrs. Levangie and Boyd and a Compensation Committee consisting of Messrs. Needham and Boyd . Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or both nominees are unable or unwilling to serve) FOR the election of both nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

     The following table sets forth for each nominee to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director of each nominee or director.

 Nominee's or Director's Name
      and Year Nominee or                                       Year Term           Class of
Director First Became Director        Position(s) Held         Will Expire          Director
------------------------------        ----------------         -----------          --------
Maurice E. Needham              Chairman of the Board              2000               II
  1993
Robert H. Davis                 Chief Executive Officer and        2000               II
  1997                             Director
Joseph E. Levangie              Chief Financial Officer,           2001               III
  1993                             Treasurer, Secretary
                                   and Director
Robert D. Maust                 Director                           1999                I
  1997
Lew F. Boyd                     Director                           2001               III
  1992
Jagruti Oza                     Director Nominee                   1999                I


                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all of the directors to be elected at the Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

                  Name                      Age                   Position
                  ----                      ----                  --------

Maurice E. Needham (1) ..................    57    Chairman of the Board of Directors
Robert H. Davis  ........................    54    Chief Executive Officer,  Director
Joseph E. Levangie (2) ..................    52    Chief Financial Officer; Treasurer;
                                                          Secretary; Director
Robert D. Maust .........................    59    Vice President of Operations, Director
Lew F. Boyd (1)(2) ......................    52    Director
Jagruti Oza .............................    37    Director Nominee

--------------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

         MAURICE E. NEEDHAM has been Chairman of the Company since June 1993. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer of the Company. He also serves as Chairman of Dynaco Corporation ("Dynaco"), a manufacturer of flexible printed circuit boards which he founded in 1987. Dynaco filed for an orderly liquidation under bankruptcy protection in July 1993 and emerged from such protection in February 1994, as a division of Palomar Medical Technologies, Inc., a Beverly, Massachusetts company engaged in the development of advanced medical equipment. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a printed circuit board manufacturer, where he served as President, Chief Operating Officer and Director.

         ROBERT H. DAVIS has been Chief Executive Officer of the Company since July 21, 1997, President of the Company since January 1, 1998 and a Director of the Company since July 30, 1997. Prior to joining the Company, Mr. Davis served as Vice President of Recycling for Browning-Ferris Industries, Inc. of Houston, Texas ("BFI") since 1990. As an early leader of BFI's recycling division, Mr. Davis grew that operation from startup to $650 million per year in profitable revenues. A 25-year veteran of the recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company, and SCS Engineers, Inc.

         JOSEPH E. LEVANGIE has been Chief Financial Officer and a Director of the Company since its inception and Treasurer and Secretary since June 1993. Mr. Levangie is the founder and has been since its inception in 1981, the Chief Executive Officer of JEL & Associates, which specializes in corporate finance and business strategy and development. Mr. Levangie serves as a Director of Nexar, Inc., publicly traded company.

         LEW F. BOYD has been a Director of the Company since August 1994. Mr. Boyd is the founder and has been since 1986 the Chief Executive Officer of Coastal International, Inc., an international business development and technology transfer firm.

         ROBERT D. MAUST has been Vice President of Operations since August 1997 and was President of the Company's Recycling Operation from December 1996 to August 1997 and a Director of the Company since July 30, 1997. Prior to joining the Company, Mr. Maust was Vice President for BFI's tire recycling operations from July 1991 to 1996 and was instrumental in growing that operation from 5 million tires/year to 22 million tires/year over a five year period. An entrepreneur/manager with over ten years experience in tire recycling, Mr. Maust was President of Maust Tire Recycling from 1988 to 1991, when he sold the business to BFI and joined BFI as Vice President.

         JAGRUTI OZA has been since March 1995 the Vice President - Corporate Planning of Public Service Enterprise Group ("PSEG") a holding company with $6 billion in annual revenues whose businesses include electric and gas utility (Public Service Electric and Gas Company), international power development and retail energy services. Since joining PSEG in 1991 Ms. Oza has held various managerial positions including Regional Manager - Forsil Generation, overseeing the operation of three power plants. Prior to joining PSEG, Ms. Oza was a management consultant with Bain and Company (from 1987 to 1990) providing strategic management services to multinational companies in the chemical consumer products and retail service industries.

Board Meetings and Committees

         The Board of Directors met ___ times during the fiscal year ended May 31, 1997. None of the Directors attended fewer than 75% of the meetings held during the period. The Board of Directors also took action by unanimous written consent in lieu of a meeting on ___ occasions during the fiscal year ended May 31, 1997. On July 30, 1997, the Board of Directors established a Compensation Committee, consisting of Messrs. Needham and Boyd. The Compensation Committee, sets the compensation of the Chief Executive Officer, reviews and approves the compensation arrangements for all other officers of the Company. The Compensation Committee did not meet during the fiscal year ended May 31, 1997.
On July 30, 1997 the Board of Directors established an Audit Committee consisting of Messrs. Levangie and Boyd. The Audit Committee, reviews all financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Audit Committee did not meet during the fiscal year ended May 31, 1997. The Board of Directors does not currently have a standing nominating committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated to the Company's Chairman and Chief Executive Officer, and its President. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term plan payouts during the years indicated.

                                           SUMMARY COMPENSATION TABLE
                                                                                     Long-Term
                                                    Annual Compensation             Compensation
                                                    -------------------             ------------
                               Fiscal Year                                          Securities
            Name and               Ended                            Other Annual     Underlying     All Other
      Principal Position          May 31,       Salary      Bonus   Compensation      Options    Compensation(2)
      ------------------          ------        ------      -----   -------------     --------    ---------------

Maurice E. Needham............      1997       $72,691    $   --         --           387,500 (3)     $3,600
  Chairman....................      1996        42,924        --    $ 18,000 (1)        --               --
                                    1995          --          --      36,000 (1)        --             2,850

James F. Barker (4)...........      1997       $83,600     $25,000       --           175,000 (3)     11,764
   President                        1996        81,057        --         --             --             7,804
                                    1995        66,000        --         --             --             3,383
----------

(1)      Represents consulting fees paid or accrued.
(2)      Represents  payments made to or on behalf of Mr. Barker in fiscal 1997 and 1996 for health insurance and auto allowances.  Represents payments in fiscal 1997 to Mr. Needham for auto allowances. In August 1994, the Company forgave stock subscriptions receivable from Messrs. Needham and Barker for services rendered during the Company's start-up operations.
(3)      Represents  options granted in July 1996. These options were repriced in December 1996. Does not include
         111,000  warrants to purchase  shares of common stock granted to Mr. Needham  pursuant to the terms of a loan made to the Company by Mr. Needham
(4)      Mr. Barker resigned as a director and officer of the Company effective January 1, 1998.

 The following table sets forth information concerning the value of unexercised options as of May 31, 1997 held by the executives named in the Summary Compensation Table above. No options were exercised by such executive officers during the fiscal year ended May 31, 1997.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR END OPTION VALUES(1)
                                                                                       Value of Unexercised
                                                    Number of Unexercised                In-the-Money Options
                                                  Options at May 31, 1997 (1)            at May 31, 1997 (2)
                                                  ---------------------------            -------------------
                    Name                           Exercisable    Unexercisable      Exercisable    Unexercisable
                    -----                          -----------   --------------     ------------    -------------
Maurice E. Needham..........................         147,000          411,500          $28,440          $ 18,960
James F. Barker.............................           36,000         199,000           28,440            18,960
----------

(1)  There were no options exercised by any of the executive  officers named in the Summary  Compensation Table in the twelve  months ended May 31, 1997.  The options  granted to the  executive  officers  became  exercisable commencing June 10, 1994, at an annual rate of 20% of the underlying shares of Common Stock. Includes 111,000 immediately  exercisable  warrants to purchase shares of common stock granted to Mr. Needham  pursuant to the terms of a loan made to the Company by Mr. Needham.
(2)  Assumes that the value of shares of Common Stock is equal to $.88 per share,  which was the closing bid price of the Company's Common Stock as listed by NASDAQ on May 31, 1997.

Employment Agreements

     In October 1995, the Company entered into three-year employment agreements with each of Messrs. Needham, Barker and Levangie pursuant to which Messrs. Needham and Levangie will receive a salary of $72,000 per annum and Mr. Barker will receive a salary of $80,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreements provide for the payment of six months salary as a severance payment for termination without cause. Prior thereto, Messrs. Needham and Levangie were compensated through consulting fees paid or accrued by the Company for their services as officers of the Company.

     In December 1996, the Company entered into a three-year employment agreement with Mr. Robert D. Maust pursuant to which Mr. Maust will receive a salary of $125,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreement provides for the payment of twelve months salary as a severance payment for termination without cause.

     All of the Company's executive employees have executed confidentiality and non-disclosure agreements concerning the Company's proprietary processes.

Stock Option Plan

     The Company's 1993 Stock Option Plan (the "Plan") was adopted by the Board of Directors on June 10, 1993 and approved by the stockholders on June 10, 1993.

     Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees, including officers and directors who are employees. Non-qualified options may be granted to employees, directors and consultants of the Company.

     The Plan is administered by the Board of Directors. Under the Plan, the Board has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be incentive stock options, the manner of exercise, and the time, manner and form of payment upon exercise of an option. On June 7, 1996 a Special Meeting of Stockholders was held and the Company increased the total number of shares of Common Stock reserved for issuance under the Plan to 1,000,000.

     Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). Non-qualified stock options may be granted at an exercise price established by the Board which may not be less than 85% of fair market value of the shares on the date of grant. Incentive stock options granted under the Plan must expire no more than ten years from the date of grant, and no more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

     As of May 31, 1997, there were 716,700 options granted and outstanding under the Plan of which 137,500 options were exercisable at prices ranging from $.09 to $1.00.

Non-Employee Director Stock Option Plan

     On January 24, 1996, the Board of Directors of the Company adopted the 1996 Non-Employee Director Stock Option Plan ("Director Plan") and the Company's stockholders' approved the Director Plan on June 7, 1996. The purpose of the Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not officers or employees of the Company to serve as members of the Board of Directors. The Board of Director has reserved 300,000 shares of common stock for issuance and as of May 31, 1997, options to purchase 30,000 shares of Common Stock have been granted under the Director Plan.

     Each person who was a member of the Board of Directors on January 24, 1996, and was not an officer or employee of the Company, was automatically granted an option to purchase 10,000 shares of the Company's Common Stock. In addition, after an individual's initial election to the Board of Directors, any director who is not an officer or employee of the Company who continues to serve as a director will automatically be granted on the date of the Annual Meeting of Stockholders an additional option to purchase 10,000 shares of the Company's Common Stock. The exercise price per share of options granted under the Director Plan is 100% of the fair-market value of the Company's Common Stock on the business day immediately prior to the date of the grant. Each option granted under the 1996 Director Plan is immediately exercisable for a period of ten years from the date of the grant.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons, the Company believe that during the year ended May 31, 1997, all filing requirements applicable to its directors, executive officers and greater-than-10% beneficial owners were met.

                                 PROPOSAL NO. 2
              TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CREATE THREE CLASSES OF DIRECTORS

         On July 30, 1997, subject to stockholder approval, the Board of Directors voted to amend (the "Amendments") the Certificate of Incorporation and Bylaws of the Corporation to establish three classes of directors, each class ordinarily to serve for three year terms. As proposed, the Class I directors will serve until the Annual Meeting of Stockholders to be held in 1999, the Class II directors will serve until the Annual Meeting of Stockholders to be held in 2000 and the Class III directors will serve until the Annual Meeting of Stockholders to be held in 2001.

         The Amendments, if approved by the stockholders, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which is expected to be made shortly following the adoption of the Amendments at the meeting. If the Amendment is approved, the Bylaws and Certificate of Incorporation will be amended to carry out the purposes of the Amendments and to eliminate provisions in the Bylaws and Certificate of Incorporation that are inconsistent with the purposes of the Amendments. Approval of the Amendments by the stockholders will constitute their approval and adoption of such changes to the Bylaws and Certificate of Incorporation.

THE BOARD BELIEVES THAT ADOPTION OF THESE AMENDMENTS IS IN THE BEST INTEREST OF THE STOCKHOLDERS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR APPROVAL OF THE AMENDMENT.

         Purposes and Effects of the Amendments. The Amendments are designed to make it more time-consuming to change majority control of the Board without its consent, and thus to reduce the vulnerability of the Company to an unsolicited takeover proposal that does not contemplate the acquisition of al of the Company's outstanding shares, or to an unsolicited proposal for the restructuring or sale of all or party of the Company. The Board believes that the Amendment will serve to encourage any person intending to attempt such a takeover to negotiate with the Board and that the Board will therefore be better able to protect the interests of the stockholders.

         The Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board. The Amendments could also have the effect of discouraging a third party from making a partial tender offer, including an offer at a substantial premium over the then-prevailing market value of those shares of capital stock of the Company then issued and outstanding and entitled to vote on such matters (the "Voting Stock"), or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, since the Amendments are designed to discourage accumulations of large blocks of the Voting Stock by purchasers whose objective is to have such Voting Stock repurchased by the Company at a premium, adoption of the Amendments could tend to reduce any temporary fluctuations in the market price of the Voting Stock which are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. The Amendments may also discourage or make more difficult or expensive a proxy contest or merger involving the Company or a tender offer, open market purchase program or other purchases of Voting Stock which a majority of stockholders may deem to be in their best interests or which may give stockholders the opportunity to realize a premium over the prevailing market price of their stock.

         Description of the Amendments. The full text of the Certificate of Incorporation and Bylaws, as amended to include the proposed Amendments, are included in this Proxy Statement as Exhibits I and II respective. The following description of the Amendments is qualified in its entirety by reference to Exhibits I and II.

         Classification of the Board. The Company's Bylaws currently provide that the number of directors which shall constitute the whole Board shall not be less than one (1) and that the number of directors shall be determined by resolution of the Board. The Bylaws currently provide that all directors are to be elected to the Board annually for a term of one (1) year.

         The Amendments provide that the Board shall be divided into three classes of directors, each class to be as equal as possible in number of directors. In the event of any change in the authorized number of directors, the number of directors in each class shall be adjusted in the discretion of the Board, so that thereafter each of the three classes shall be composes, as nearly as may be possible, of one-third of the authorized number of directors constituting the entire Board shall shorten the term of any incumbent director, and any decrease in the authorized number of directors constituting the entire Board shall become effective only as and when the term or terms of office of the class or classes of directors affected thereby shall expire, or a vacancy or vacancies in such class or classes shall occur.

         The Bylaws currently provide that a vacancy on the Board, including a vacancy created by an increase in the authorized number of directors or by reason of death, resignation, retirement, or other cause, may be filled by a majority of the directors then in office, and that the director so chosen shall serve until the annual meeting next after his election, and until his successor is elected and qualified. If the Amendments are adopted, the Certificate of Incorporation will provide, and the Bylaws will retain the provision, that a vacancy on the Board which occurs, including a vacancy created by an increase in the number of directors or by reason of death, resignation, retirement, disqualification, removal from office or other cause, may be filed by a majority of the remaining directors. However, the Certificate of Incorporation and the Bylaws, as amended, will provide that any new director elected to fill a vacancy on the Board will serve for the remainder of the term of the class in which the vacancy occurred rather than until the next election of directors.

                                 PROPOSAL NO. 3
            APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT ONE-FOR-FIVE REVERSE STOCK SPLIT

         The Board of Directors has adopted a resolution declaring the advisability of, and submitting to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation (the "Proposed Amendment") to effect a reverse split of the Company's Common Stock, pursuant to which each five shares of Common Stock will be automatically converted into one share without any action on the part of the stockholder (the "Reverse Split"). The text of the Proposed Amendment is set forth in Exhibit A to this Proxy Statement.

         Consummation of the Reverse Split will not change the number of shares of Common Stock authorized by the Company's Certificate of Incorporation, which will remain at 20,000,000 shares (or 50,000,000 shares if Proposal 4 is approved) or the par value of the Common Stock per share. The Reverse Split will become effective as of 5:00 p.m., Boston time (the "Effective Date"), on the date that the certificate of amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of Delaware. If for any reason the Board of Directors deems it advisable, the Proposed Amendment may be abandoned at any time before the Effective Date, whether before or after the Meeting (even if such proposal has been approved by the Stockholders).

         In lieu of issuing less than one whole share resulting from the Reverse Split to holders of an odd number of shares, the Company will determine the fair value of each outstanding share of Common Stock held on the Effective Date of the Reverse Split (the "Fractional Share Purchase Price"). The Company currently anticipates that the Fractional Share Purchase price will be based on the average daily closing bid price per share of the Common Stock as reported by the primary trading market for the Company's Common Stock for the ten (10) trading days immediately preceding the Effective Date. In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the fair market value of the Common Stock as reasonably determined in good faith by the Board of Directors of the Company. Stockholders who hold an odd number of shares on the Effective Date will be entitled to receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the relevant portion of the Fractional Share Purchase Price.

         As soon as practical after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of Common Stock (plus the relevant portion of the Fractional Share Purchase price, if any) into which the shares of Common Stock have been converted as a result of the Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See "--Exchange of Stock Certificates."

THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

Purpose of the Reverse Split

         The Company's shares of Common Stock have been listed, and have traded, on the Nasdaq Small Cap Market ("Nasdaq") since October 1995 when the Company completed its initial public offering. On December 23, 1997, the Company received a notice from The Nasdaq Stock Market, Inc. ("NASDAQ") stating that the Company's securities would be delisted from Nasdaq if in the 90 day period ending March 23, 1998, the Company could not demonstrate compliance with the minimum $1.00 bid price for ten consecutive trading days or alternatively demonstrate that the Company's capital and surplus and market value of the public float equal or exceed $2,000,000 and $1,000,000, respectively for ten consecutive trading days (the "Capital/Surplus Criteria").

         The Company is currently exploring a number of potential transactions designed to enable the Company to meet these criteria. However, there can be no assurance that the Company will consummate any of such transactions or that the consummation of any of such transactions would result in the Company complying with the maintenance requirements.

         The Company believes that if the Reverse Split is approved by the stockholders at the Meeting, and the Reverse Split is effectuated, the Company's shares of Common Stock will have a minimum bid price in excess of $1.00 per share, and therefore will satisfy one of the aforementioned alternative listing maintenance criteria. The Company is also currently exploring alternatives to permit it to meet the Capital/Surplus Criteria even if the price per share of the Common Stock does not increase. There can be no assurance, however, that the Company will be successful in meeting these maintenance criteria or, that, even if either listing criteria is met, NASDAQ will continue to list the Company's Common Stock on the Nasdaq if the Company is unable to comply with existing maintenance requirements.

         If the Reverse Split is not approved by the stockholders at the Meeting, then it is unlikely that the Company will meet the new listing criteria. The delisting of the Company's Common Stock from the Nasdaq could adversely affect the liquidity of the Company's Common Stock and the ability of the Company to raise capital. In such event, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the NASD Electronic Bulletin Board and the spread between the bid and ask price of the shares of Common Stock is likely to be greater than at present and stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock.

         In addition, the Board of Directors further believes that low trading prices of the Company's Common Stock may have an adverse impact upon the efficient operation of the trading market in the securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares that than which would be charged on a transaction in the same dollar amount of securities with a higher per share price. A number of brokerage firms will not recommend purchases of low-priced stock to their client to make a market in such shares, which tendencies may adversely affect the Company.

         Stockholders should note that the effect of the Revere Split upon the market prices for the Company's Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be five times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of the such odd lots.

Effect of the Reverse Split

          As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the close of business on the Effective Date will be equal to the number of shares of Common Stock held immediately prior to the close of business on the Effective Date divided by five, plus cash in lieu of any fractional share. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Split. The par value of the Common Stock will remain at $.01 per share following the Effective Date of the Reverse Split, and the number of shares of Common Stock issued will be reduced. Consequently, the aggregate par value of the issued Common Stock also will be reduced. In addition, the number of authorized but unissued shares of Common Stock will be increased by the Reverse Split, the issuance of which may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock. As the Reverse Split will increase the number of authorized but unissued shares of Common Stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Certificate of Incorporation or By-laws.

         Stockholders have no right under Delaware law or under the Company's Certificate of Incorporation or Bylaws to dissent from the Reverse Split.

         The Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act.

         Upon consummation of the Reverse Split, the total number of shares currently reserved for grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock options would be increased proportionately.

Exchange of Stock Certificates

         As soon as practicable after the Effective Date, the Company intends to require stockholders to exchange their stock certificates ("Old Certificates") for new certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the reverse split). Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences of the Reverse Split

         The following description of the material federal income tax consequences of the Reverse Split is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         In general, the federal income tax consequences of the proposed Revere Split will vary among stockholders depending upon whether they receive the Fractional Share Purchase Price or solely New Certificates in exchange for Old Certificates. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Split probably will have the following federal income tax effects:

         1. A stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

         2. A stockholder who receives a portion of the Fractional Share Purchase Price as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the Fractional Share, as provided in Section 302(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Each affected stockholder will be required to consult such stockholder's own tax advisor for the tax effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

         3. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and the Company will not recognize any gain or loss as a result of the Reverse Split.

                                 PROPOSAL NO. 4
             PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has resolved to recommend to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

         If this proposal is approved and after giving effect to shares reserved for issuance under the Company's stock plans, and shares reserved for issuance upon the exercise of outstanding warrants, options and other commitments, the Board of Directors will have the authority to issue approximately an additional
o (as of November 30, 1997) shares of Common Stock without further stockholder approval. The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend, raising capital or acquiring technology rights through the sale of stock, or attracting or retaining valuable employees by the issuance of stock options, although the Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Charter or By-Laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

         The Board of Directors believes that the increase in the number of authorized shares of undesignated Common Stock is in the best interests of the Company and its stockholders, since the complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The additional Common Stock to be authorized would be available for issuance from time to time for any proper corporate purpose, including public or private sale for cash as a means of obtaining capital for the use in the Company's business or for the acquisition by the Company of other businesses or assets. The Board of Directors believes that having additional shares of Common Stock will provide the flexibility and facility for finding financing sources quickly consummating any such transaction. Additionally, from time to time, the Company is involved in various discussions with other companies relating to the acquisition of complementary products or services, or other forms of business combinations involving the Company. However, the Company has no present commitments or agreements relating to any potential acquisitions or financing. The Board of Directors, however, consider the authorization of such additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The additional shares of Common Stock authorized for issuance pursuant to this proposal will have the rights and privileges which the presently outstanding shares of Common Stock possess under the Company's Charter. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. The rights of the holders of Common Stock, however, are subordinate to the rights of the holders of the Preferred Stock in certain instances. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company expects, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Neither the Charter nor By-Laws of the Company now contain any provisions that are generally considered to have an anti-takeover effect, and the Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

         Approval of the amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as a vote against the proposal; broker non-votes will have no outcome on the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 50,000,000 SHARES.

                                 PROPOSAL NO. 5
                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as auditors for the fiscal year ending May 31, 1998. Wolf & Company, P.C. has acted as the Company's independent auditor since its inception. It is expected that a member of Wolf & Company, P.C. will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS SELECTION OF WOLF & COMPANY, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1998.

                          TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than May 31, 1998. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The cost of solicitation by proxies will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may be made of some stockholders in person or by mail or telephone.

                       SOLICITED BY THE BOARD OF DIRECTORS
                           GREENMAN TECHNOLOGIES, INC.

            SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 12, 1998
PROXY

     The undersigned stockholder of GreenMan Technologies, Inc. (the "Company") hereby appoints Robert H. Davis and Joseph E. Levangie, and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on March 12, 1998, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

                                                                 SEE REVERSE
  (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)              SIDE

   |X|    Please mark
          votes as in
          this example.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.

                                                       FOR      WITHHOLD

1.    Election of six Directors:                       |_|         |_|
      Nominees:    Maurice E. Needham            WITHHOLD FOR NOMINEE BELOW:
                   Robert H. Davis
                   Joseph E. Levangie
                   Robert D. Maust
                   Lew F. Boyd
                   Jagruti Oza
                                                 FOR    AGAINST     ABSTAIN

2.    Approve an Amendment to the Company's      |_|      |_|         |_|
      Certificate of Incorporation to create
      three classes of directors to serve
      for staggered terms.

3.    Approve an amendment to the Company's       |_|      |_|         |_|
      Certificate of Incorporation authorizing a one for five reverse stock split.


4.    Approve an amendment to the Company's       |_|      |_|         |_|
      Certificate of Incorporation increasing the authorized shares of Common Stock

5.    Ratify the appointment of Wolf & Company,   |_|      |_|         |_|
      P.C. as independent auditors.


MARK HERE FOR                          MARK
ADDRESS CHANGE          |_|          HERE FOR          |_|
AND NOTE BELOW                       COMMENTS

Please sign exactly as your name appears on stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:____________________________________  Date:______________________

Signature:____________________________________  Date:______________________